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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D. C.


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):    FEBRUARY 10, 1994
                                                        -------------------

                          MORRISON KNUDSEN CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



         I-8889                                        82-0393735
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(Commission File Number)                  (I.R.S. Employer Identification No.)


          MORRISON KNUDSEN PLAZA, BOISE, IDAHO                83729
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        (Address of Principal Executive Offices)            (Zip Code)


                                 (208) 386-5000
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.
- -----------------------------------------
      On February 10, 1994, the Company announced the formation of a new corporation to focus on design-build infrastructure and transportation projects in the public and private sectors, both domestically and internationally, in a press release which is attached hereto as Exhibit 1.

      On February 11, 1994, the Company announced the formation of the Office of the Chairman, in a press release which is attached hereto as Exhibit 2.

      On February 16, 1994, the Company announced the election of Mark E. Howland to the office of Vice President and Controller of the Company, in a press release which is attached hereto as Exhibit 3.

      On February 18, 1994, the Company announced the relocation of its Boise-based Mining Group headquarters to San Antonio, Texas, in a press release which is attached hereto as Exhibit 4.

      On February 24, 1994, the Company announced the public offering of the common stock of its wholly owned subsidiary, MK Rail Corporation, in a press release which is attached hereto as Exhibit 5.


                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MORRISON KNUDSEN CORPORATION
                                    ----------------------------
                                    (Registrant)



February 25, 1994                   By:     /s/  Stephen G. Hanks
                                            -------------------------------
                                            Stephen G. Hanks
                                            Executive Vice President
                                            Administration and Finance

FORM 8-K - Page 2